SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

Nutriband Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South Orange Ave., Suite 1500, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 1, 2018, the Company completed the acquisition of the equity interests of 4P Therapeutics, LLC, a Delaware limited liability company, from Steven Damon, who was the sole member of 4P Therapeutics. The acquisition was made pursuant to the previously announced acquisition agreement dated April 5, 2018 between the Company and 4P Therapeutics. The purchase price of $2,250,000 consisted of 250,000 shares of common stock, valued at $1,850,000, and $400.000. 4P Therapeutics is a development stage company engaged in the development of transdermal products. The principal product under development is the Defent™ fentanyl transdermal system which is designed to deter abuse and misuse of fentanyl transdermal patches.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro - Forma Financial Information.

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(a)	Financial Statements of Businesses Acquired

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of 4P Therapeutics, LLC:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of 4P Therapeutics, LLC (“the Company”) as of December 31, 2017 and 2016, the related statements of operations, members’ equity, and cash flows for each of the years in the two-year period ended December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2018.

Salt Lake City, UT

October 26, 2018

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4P THERAPEUTICS LLC
BALANCE SHEETS

	December 31,
	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$25,114	$14,148
Accounts receivable	158,719	31,984
Total Current Assets	183,833	46,132

Property and Equipment-net	17,594	25,350

Other assets	16,851	16,851

TOTAL ASSETS	$218,278	$88,333
LIABILITIES AND MEMBER’S EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$74,878	$40,687
Due to related parties	15,102	-
Note payable	88,750	53,510
Total Current Liabilities	178,730	94,197

Commitments and Contingencies	-	-
MEMBER’S EQUITY (DEFICIT)	39,548	(5,864)

TOTAL LIABILITIES AND MEMBER’S EQUITY (DEFICIT)	$218,278	$88,333

See Notes to Financial Statements.

4

4P THERAPEUTICS LLC

STATEMENTS OF OPERATIONS

	Years Ended
	December 31,
	2017	2016

Revenue	$568,005	$576,071

Costs and expenses:
Cost of sales	446,212	654,665
Selling, general and administrative expenses	64,141	97,451
Total Costs and Expenses	510,353	752,116

Income (loss) from operations	57,652	(176,045)

Other income (expense):
Interest expense	(12,240)	(3,498)

Income (loss) from operations before provision for income taxes	45,412	(179,543)
Provision for income taxes	-	-

Net income (loss)	$45,412	$(179,543)

See Notes to Financial Statements.

5

4P THERAPEUTICS LLC

STATEMENT OF MEMBER’S EQUITY (DEFICIT)

		Retained
		Earnings
	Member’s	(Accumulated
	Investment	Deficit)	Total
Balance, January 1, 2016	$1,000	$172,679	$173,679

Net loss for the year ended December 31, 2016	-	(179,543)	(179,543)

Balance, December 31, 2016	1,000	(6,864)	(5,864)

Net income for the year ended December 31, 2017	-	45,412	45,412

Balance, December 31, 2017	$1,000	$38,548	$39,548

See Notes to Financial Statements.

6

4P THERAPEUTICS LLC

STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2017	2016
Cash flows from operating activities:
Net income (loss)	$45,412	$(179,543)
Adjustments to reconcile net income (loss) to net cash
Amortization of debt discount	10,240	3,510
Depreciation	7,756	7,580
Changes in operating assets and liabilities:
Accounts receivable	(126,735)	29,549
Accounts payable and accrued expenses	34,191	11,602
Net Cash Used In Operating Activities	(29,136)	(127,302)

Cash flows from investing activities:
Purchase of equipment	-	(5,665)
Net Cash Used in Investing Activities	-	(5,665)

Cash flows from financing activities:
Proceeds from short-term debt	25,000	50,000
Proceeds from related parties	15,102	-

Net Cash Provided by Financing Activities	40,102	50,000

Net change in cash	10,966	(82,967)

Cash and cash equivalents - Beginning of period	14,148	97,115

Cash and cash equivalents - End of period	$25,114	$14,148

Supplementary information:

Cash paid for:
Interest	$-	$-

Income taxes	$-	$-

Non-Cash Investing and Financing Activities

Original issuance discount	$3,750	$10,000

See Notes to Financial Statements.

7

4P THERAPEUTICS LLC

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

1.	Organization and Summary of Significant Accounting Policies

Organization

4P Therapeutics LLC (the “Company” or “4P”) is a Delaware limited liability company formed in September 2011. 4P is focused on the research and development of novel drug delivery technologies and therapeutics. 4P is looking to develop products that meet the needs of patients and physicians although it does not have FDA premarketing approval. The Company is focusing on the development of transdermal products for currently injected compounds, including proteins, peptides, macromolecules and biologics. The Company believes that delivery of commercially available drugs or biologics that are typically delivered via injection has the potential to improve safety, efficacy and therapeutic outcomes associated with these treatments.

Significant Accounting Policies

Cash and Cash Equivalents

Cash equivalents include short-term investments in money market funds and certificates of deposit with an original maturity of three months or less when purchased. The Company had no cash equivalents as at December 31, 2017 and 2016.

Revenue Recognition

Revenue is recognized in accordance with ASC 605 and SAB No. 104. Persuasive evidence of an arrangement exists; Delivery has occurred or services have been rendered; Seller’s price to the buyer is fixed or determinable; and Collectability is relatively assured. The Company develops pharmaceutical products ranging from pre-clinical testing to to clinical manufacturing and early stage clinical development. Revenue is recognized when the testing is complete.

Allowance for Doubtful Accounts

The Company maintains allowances for doubtful accounts for estimated losses from the inability of its customers to make required payments. The Company determines its allowances by both specific identification of customer accounts where appropriate and the application of historical loss to non-specific accounts. For the years ended December 31, 2017 and 2016, the Company recorded no bad debt expense and no allowance for doubtful accounts related to accounts receivable.

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities.  On an ongoing basis, the Company evaluates its estimates including, but not limited to, those related to such items as income tax exposures, accruals, depreciable/useful lives and allowance for doubtful accounts. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results could differ from those estimates.

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Evaluation of Long-lived Assets

Management reviews long-lived assets for potential impairment whenever significant events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Impairment exists when the carrying amount of the long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the estimated undiscounted cash flows expected to result from the use and eventual disposition of the asset.  If impairment exists, the resulting write-down would be the difference between fair market value of the long-lived asset and the related net book value.

Property, Plant, and Equipment

Property and equipment represent an important component of the Company’s assets. The Company depreciates its plant and equipment on a straight-line basis over the estimated useful lives of the assets. Property, plant, and equipment is stated at historical cost. Expenditure for minor repairs, maintenance, and replacement parts which do not increase the useful lives of the assets are charged to expense as incurred.  All major additions and improvements are capitalized.  Depreciation is computed using the straight-line method.  The lives over which the fixed assets are depreciated range from 3 to 5 years as follows:

Equipment	5 years

Income Taxes

Taxes are calculated in accordance with taxation principles currently effective in the United States of America. The Company is a limited liability company and accounts for an income taxes as a C Corporation.

Concentration of Credit Risk

Financial Instruments

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash.

The Company’s cash and cash equivalents are concentrated primarily in banks in the United States of America.  At times, such deposits could be in excess of insured limits.  Management believes that the financial institutions that hold the Company’s financial instruments are financially sound and, accordingly, minimal credit risk is believed to exist with respect to these financial instruments.

Customers

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses. Therefore, management does not believe significant credit risks exist at December 31, 2017. Sales to the Company’s two largest customers represented approximately 66% and 17% of total sales for the year ended December 31, 2017 and 44% and 40% for the year ended December 31, 2016.

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Related Parties

The Company accounts for related party transactions in accordance with ASC 850 (“Related Party Disclosures”). A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Fair Value Measurements

FASB ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  ASC 820 describes three levels of inputs that may be used to measure fair value.

The Company utilizes the accounting guidance for fair value measurements and disclosures for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis during the reporting period.  The fair value is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants based upon the best use of the asset or liability at the measurement date.  The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability.  ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.  These tiers are defined as follows:

Level 1	- Observable inputs such as quoted market prices in active markets

Level 2	- Inputs other than quoted prices in active markets that are either directly or indirectly observable

Level 3	- Unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions

As of December 31, 2017 and 2016, there were no financial assets or liabilities that required disclosure.

Accounting Standards Issued But Not Yet Adopted

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which amends the existing account standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled when products are transferred to a customer. Subsequently, the FASB issued several other updates related to revenue recognition collectively with ASU 201-09, the “new revenue standards”). The new revenue standards will replace most existing revenue recognition guidance in U.S. GAAP upon its effective dates.

In preparation for adoption of the new guidance, we have reviewed representative samples of contracts and other forms of agreements with customers and have evaluated the provisions under the five-step model specified by the new revenue standards. The Company has completed its assessment and identified changes with respect to timing of revenue recognition.

We will adopt the guidance under the new revenue standards using the modified retrospective transition method effective January 1, 2018. The Company does not expect the adoption of the new revenue standards to have a material impact on its consolidated financial statements.

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In February 2016, the FASB issued ASU 2016-02, “Leases” (Topic 842), to provide a new comprehensive model for lease accounting under this guidance, lessees and lessors should apply a “right-of-use” model in accounting for all leases (including subleases) and eliminate the concept of operating leases and off-balance-sheet leases. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. Similar modifications have been made to lessor accounting in-line with revenue recognition guidance. This guidance is effective for the annual periods and interim periods beginning December 15, 2018. The amendments also require certain quantitative and qualitative disclosures about leasing arrangements. Early adoption is permitted. The update guidance requires a modified retrospective adoption. We are currently in the process of evaluating this new standard update.

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,
	2017	2016
Equipment	$167,604	$167,604
Accumulated depreciation	(150,010)	(142,254)
	$17,594	$25,350

Depreciation expense for the years ended December 31, 2017 and 2016 was $7,756 and $7,580, respectively.

3.	DEBT

Short-term debt for the years ended December 31, 2017 and 2016 consists of advances from the Patel Family Investments. The Company received advances of $50,000, which included original issue discount of $10,000, in 2016 and $25,000, which included original issue discount of $3,750, in 2017. The Company accreted the discount of $3,510 in 2016 and $12,240 in 2017. In 2018, the Company and Patel Family Investments signed a forbearance agreement as the loans were past due. The Company agreed to pay a total of $90,000, which includes the principal balance of $88,750. The total payment is due no later than September 28, 2018. In August 2018, the debt was repaid.

4.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

	December 31,
	2017	2016
Rent	$12,889	$-
Professional fees	34,786	34,786
Supplies	27,203	5,901
	$74,878	$40,687

5.	INCOME TAXES

The Company adopted the provisions of ASC 740, “Income Taxes, (“ASC 740”). As a result of the implementation of ASC 740, the Company recognized no adjustment in the net liability for unrecognized income tax benefits. The Company believes there are no potential uncertain tax positions and all tax returns are correct as filed. Should the Company recognize a liability for uncertain tax positions, the Company will separately recognize the liability for uncertain tax positions on its balance sheet. Included in any liability or uncertain tax positions, the Company will also setup a liability for interest and penalties. The Company’s policy is to recognize interest and penalties related to uncertain tax positions as a component of the current provision for income taxes.

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There is no U.S. tax provision due to losses from U.S. operations for the years ended December 31, 2016 and the use of carryforward losses in 2017. Deferred income taxes are provided for the temporary differences between the financial reporting and tax basis of the Company’s assets and liabilities. The principal item giving rise to deferred taxes is the net operating loss carryforward in the U.S. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has set up a valuation allowance for losses for certain carryforwards that it believes may not be realized.

The provision for income taxes consist of the following:

Years Ended
December 31,
	2017	2016
Current
Federal	$-	$-
Foreign	-	-
Total Current	-	-
Deferred
Federal	-	-
Foreign	-	-
Total Deferred	$-	$-

As of December 31, 2017, the Company recorded a deferred tax asset associated with a net operating loss (“NOL”) carryforward of approximately $371,000 that was fully offset by a valuation allowance due to the determination that it was more likely than not that the Company would be unable to utilize those benefits in the foreseeable future. The Company’s NOL expires in 2034.

The types of temporary differences between tax basis of assets and liabilities and their financial reporting amounts that give rise to the deferred tax liability and deferred tax asset and their approximate tax effects are as follows:

	2017	2016
Net operating loss carryforwards (expire through 2034)	$(77,811)	$(123,238)
Valuation allowance	77,811	123,238
net deferred taxes	$-	$-

6.	MEMBER’S EQUITY

In 2011, Steve Damon received all of the equity of the Company for an investment of $1,000.

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7.	RELATED PARTY TRANSACTIONS

During the year ended December 31, 2017, Steve Damon, the 100% owner of the Company, advanced the Company $15,102. The advance was due April 25, 2017. No payment has been made as of December 31, 2017.

8.	COMMITMENTS AND CONTINGENCIES

Leases

The Company currently leases general office use, clinical research and laboratory space of approximately 7,200 square feet in Peachtree Corners, Georgia on a month-to-month basis for approximately $13,000 per month. The original lease terminated in 2016.

Rent expense was $164,120 and $149,160 for the years ending December 31, 2017 and 2016, respectively.

9.	SUBSEQUENT EVENTS

On April 5, 2018, the Company entered into an agreement with Nutriband Inc. pursuant to which the Company’s sole member sold 100% of his membership interest for $400,000 and 250,000 shares of common stock of Nutriband Inc. The shares were issued to the former sole member on July 31, 2018 and payment was made on August 10, 2018. As a result of the transfer of the membership interest to Nutriband Inc., the Company became part of Nutriband's consolidated company.

In August 2018, all debt obligations of the Company were paid in full.

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4P THERAPEUTICS LLC

BALANCE SHEETS

	June 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$106,598	$25,114
Accounts receivable	114,510	158,719
Total Current Assets	221,108	183,833

Property and Equipment-net	13,700	17,594

Other assets	16,851	16,851

TOTAL ASSETS	$251,659	$218,278

LIABILITIES AND MEMBER’S EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$85,280	$74,878
Due to related parties	15,102	15,102
Note payable	88,750	88,750

Total Current Liabilities	189,132	178,730

Commitments and Contingencies	-	-

MEMBER’S EQUITY	62,527	39,548

TOTAL LIABILITIES AND MEMBER’S EQUITY	$251,659	$218,278

See Notes to Unaudited Financial Statements.

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4P THERAPEUTICS LLC

STATEMENTS OF OPERATIONS

(Unaudited)

	Six Months Ended
	June 30,
	2018	2017

Revenue	$331,864	$191,580

Costs and expenses:
Cost of sales	254,316	181,773
Selling, general and administrative	54,569	29,372
Total Costs and Expenses	308,885	211,145

Income (loss) from operations	22,979	(19,565)

Other income (expense):
Interest expense	-	(12,240)

Income (loss) from operations before provision for income taxes	22,979	(31,805)

Provision for income taxes	-	-

Net income (loss)	$22,979	$(31,805)

See Notes to Unaudited Financial Statements.

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4P THERAPEUTICS LLC

STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 30,
	2018	2017
Cash flows from operating activities:
Net income (loss)	$22,979	$(31,805)
Adjustments to reconcile net income (loss) to net cash
Amortization of debt discount	-	6,490
Depreciation	3,894	3,878
Changes in operating assets and liabilities:
Accounts receivable	44,209	(7,896)
Accounts payable and accrued expenses	10,402	(9,017)
Net Cash Provided by (Used in) Operating Activities	81,484	(38,350)

Cash flows from investing activities:	-	-

Cash flows from financing activities:
Proceeds from short-term debt	-	28,750
Proceeds from related parties	-	15,102

Net Cash Provided by Financing Activities	-	43,852

Net change in cash	81,484	5,502

Cash and cash equivalents - Beginning of period	25,114	14,148

Cash and cash equivalents - End of period	$106,598	$19,650

Supplementary information:

Cash paid for:
Interest	$-	$-

Income taxes	$-	$-

Non-Cash Investing and Financing Activities

Original issuance discount	$-	$3,750

See Notes to Unaudited Financial Statements.

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4P THERAPEUTICS LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2017

1.	Organization and Summary of Significant Accounting Policies

The balance sheet as of June 30, 2018 and the statements of operations and cash flows for the periods presented have been prepared by 4P Therapeutics LLC (the “Company” or “4P”) and are unaudited. The financial statements are prepared in accordance with the requirements for unaudited interim periods, and consequently, do not include all disclosures required to be made in conformity with accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all periods presented have been made. The information for the balance sheet as of December 31, 2017 was derived from audited financial statements of the Company.

Organization

4P Therapeutics LLC (the “Company” or “4P”) is a Delaware limited liability company formed in September 2011. 4P is focused on the research and development of novel drug delivery technologies and therapeutics. 4P is looking to develop products that meet the needs of patients and physicians, although it does not have any products that have received FDA premarketing approval. The Company is focusing on the development of transdermal products for currently injected compounds, including proteins, peptides, macromolecules and biologics. The Company believes that transdermal delivery of commercially available drugs or biologics that are typically delivered via injection has the potential to improve safety, efficacy and therapeutic outcomes associated with these treatments.

Significant Accounting Policies

The Company’s significant accounting policies are found below. These policies should be read in conjunction with Note 1 in the Company’s financial statements for the year ended December 31, 2017.

Revenue Recognition

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606) (ASU 2014-09), which amends the existing account standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled when products are transferred to a customer. The Company adopted Topic 606 for revenue recognition effective January 1, 2018. Topic 606 requires the Company to recognize revenues when control of the promised goods or services and receipt of payment is assured.

The Company adopted the guidance under the new revenue standards using the modified transition method effective January 1, 2018. The Company does not expect the new revenue standards to have a material impact on its financial statements.

Allowance for Doubtful Accounts

The Company maintains allowances for doubtful accounts for estimated losses from the inability of its customers to make required payments. The Company determines its allowances by both specific identification of customer accounts where appropriate and the application of historical loss to non-specific accounts. For the six months ended June 30, 2018 and 2017, the Company recorded no bad debt expense and no allowance for doubtful accounts related to accounts receivable.

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Accounting Standards Issued But Not Yet Adopted

In February 2016, the FASB issued ASU 2016-02, “Leases” (Topic 842), to provide a new comprehensive model for lease accounting under this guidance, lessees and lessors should apply a “right-of-use” model in accounting for all leases (including subleases) and eliminate the concept of operating leases and off-balance-sheet leases. Recognition, measurement and presentation of expenses will depend on classification as a finance or operating lease. Similar modifications have been made to lessor accounting in-line with revenue recognition guidance. This guidance is effective for the annual periods and interim periods beginning December 15, 2018. The amendments also require certain quantitative and qualitative disclosures about leasing arrangements. Early adoption is permitted. The update guidance requires a modified retrospective adoption. We are currently in the process of evaluating this new standard update.

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

June 30,	December 31,
2018	2017
$167,604	$167,604
(153,904)	(150,010)
$13,700	$17,594

Depreciation expense for the six months ended June 30, 2018 and 2017 was $3,894 and $3,878, respectively.

3.	DEBT

Short-term debt as of June 30, 2018 and December 31, 2017 consists of advances from the Patel Family Investments. The Company received advances of $50,000, which included original issue discount of $10,000, in 2016 and $25,000, which included original issue discount of $3,750, in 2017. The Company accreted the discount of $12,240 in 2017. In 2018, the Company and Patel Family Investments signed a forbearance agreement as the loans were past due. The Company agreed to pay a total of $90,000. In August 2018, the debt was repaid.

4.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

	June 30,	December 31,
	2018	2017
Rent	$12,899	$12,889
Professional fees	34,786	34,786
Supplies	37,595	27,203
	$85,280	$74,878

5.	RELATED PARTY TRANSACTIONS

During the year ended December 31, 2017, Steve Damon, the 100% owner of the Company, advanced the Company $15,102. The advance was due April 25, 2017. The advance was repaid in August 2018.

6.	SUBSEQUENT EVENTS

On April 5, 2018, the Company entered into an agreement with Nutriband Inc. pursuant to which the Company’s sole member sold 100% of his membership interest for $400,000 and 250,000 shares of common stock of Nutriband Inc., valued at $1,850,000, for a total purchase price of $2,250,000. The shares were issued to the former sole member on July 31, 2018 and payment was made on August 10, 2018. As a result of the transfer of the membership interest to Nutriband, Inc., the Company became part of Nutriband’s consolidated company.

In August 2018, all debt obligations of the Company were paid in full.

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(b)	Pro Forma Financial Information.

NUTRIBAND INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On August 1, 2018, Nutriband Inc. (the “Company” or “Nutriband”) entered into and closed on a Stock Purchase Agreement with 4P Therapeutics LLC, (“4P”), a Delaware Limited Liability Company. Pursuant to the terms of the Agreement, 4P agreed to sell 100% interest in 4P in exchange for $400,000 and 250,000 shares of common stock of Nutriband, valued at $1,850,000, for a total purchase price of $2,250,000.

The following unaudited pro forma combined financial statements of the combined company (the “pro forma financial statements”) include the unaudited pro forma combined balance sheet as of July 31, 2018 (the “pro forma balance sheet”), the unaudited pro forma combined statement of operations for the twelve months ended January 31, 2018 (the “twelve month pro forma statement of operations”), and the unaudited pro forma combined statement of operations for the six months ended July 31, 2018,(the “six month pro forma statement of operations”),as adjusted to give effect to the Company’s acquisition of 4P.

The pro forma balance sheet combines the historical consolidated balance sheet of the Company as of July 31, 2018, and the historical combined balance sheet of 4P as of June 30, 2018, giving effect to the acquisition as if it had been consummated on July 31, 2018. The twelve-month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the year ended January 31, 2018 and the historical combined statement of operations of 4P for the twelve months ended December 31, 2017, each giving effect to the acquisition as if it had been consummated on February 1, 2017, the first day of the Company’s fiscal year ended January 31, 2018.

The six-month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the six months ended July 31, 2018 and the historical combined statement of operations of 4P for the six months ended June 30, 2018, each giving effect to the acquisition as if it had been consummated on February 1, 2018, the first day of Company’s fiscal year ended January 31, 2019.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the combined company would have reported had the acquisition been completed as of the dates set forth in the pro forma financial statements, and should not be taken as being indicative of the combined company’s future consolidated results of operations or financial position.

The assumptions and estimates underlying the unaudited adjustments to the pro forma financial statements are described in the accompanying notes, which should be read together with the pro forma financial statements.

The pro forma financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and 4P’s historical information included herein.

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NUTRIBAND INC. AND SUBSIDIARY

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

(UNAUDITED)

	Nutriband	4P Therapeutics
	July 31,	June 30,	Pro Forma		Pro Forma
	2018	2018	Adjustments		Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,097,181	$106,598	(506,598	)(1)(2)	$697,181
Inventories	54,606	-			54,606
Prepaid expenses	65,503	-			65,503
Accounts receivable	-	114,510	(114,510	)(2)	-
Total Current Assets	1,217,290	221,108			817,290

PROPERTY and EQUIPMENT-net	3,816	13,700	86,300	(3)(4)	103,816

OTHER ASSETS:
Other	-	16,851	(16,851	)(2)	-
Intangible assets	-	-	2,150,000	(3)	2,150,000
Deposit on acquisition	1,850,000	-	(1,850,000	)(1)	-

TOTAL ASSETS	$3,071,106	$251,659			$3,071,106

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$73,120	$85,280	(85,280	)(2)	73,120
Deferred revenue	49,000	-			49,000
Due to related parties	-	15,102	(15,102	)(2)	-
Notes payable	40,000	88,750	(88,750	)(2)	40,000

Total Current Liabilities	162,120	189,132			162,120

Commitments and Contingencies	-	-

STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value, 10,000,000 shares authorized, -0- outstanding	-	-
Common stock, $.001 par value, 100,000,000 shares authorized; 21,824,100 and 20,877,100 shares issued and outstanding at July 31, 2018 and January 31, 2018, respectively	21,824	-			21,824
Additional paid-in-capital	8,063,490	-			8,063,490
Accumulated other comprehensive loss	(48)	-			(48)
Accumulated deficit	(5,176,280)	62,527	(62,527	)(2)(3)	(5,176,280)
Total Stockholders’ Equity	2,908,986	62,527			2,908,986

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,071,106	$251,659			$3,701,106

See Notes to Unaudited Pro Forma Combined Financial Statements

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NUTRIBAND INC. AND SUBSIDIARY

PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	Nutriband	4P Therapeutics
	Six Months Ended	Six Months Ended
	July 31,	June 30,	Pro Forma		Pro Forma
	2018	2018	Adjustments		Combined

Revenue	$-	$331,864			$331,864

Costs and expenses:
Cost of sales	-	260,823	117,500	(4)	378,323
Selling, general and administrative expenses	562,920	48,062			610,982
Non-cash compensation	1,763,950	-			1,763,950
Total Costs and Expenses	2,326,870	308,885			2,753,255

Income (loss) from operations	(2,326,870)	22,979			(2,421,391)

Other income (expense):
Interest expense	-	-			-

Income (loss) before provision for income taxes	(2,326,870)	22,979			(2,421,391)

Provision for income taxes	-	-			-

Net loss	$(2,326,870)	$22,979			$(2,421,391)

Net loss per common share-basic and diluted	$(0.11)				$(0.11)

Weighted average common shares outstanding - basic and diluted	21,061,625				21,061,625

Other Comprehensive Income (Loss):

Net loss	$(2,326,870)				$(2,421,391)

Foreign currency translation adjustment	398				398

Total Comprehensive Income (Loss)	$(2,326,472)				$(2,420,993)

See Notes to Unaudited Pro Forma Combined Financial Statements

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NUTRIBAND INC. AND SUBSIDIARY

PRO FORMA COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	Nutriband	4P Therapeutics
	Year Ended	Year Ended
	January 31,	December 31,	Pro Forma		Pro Forma
	2018	2017	Adjustments		Combined

Revenue	$-	$568,005			$568,005

Costs and expenses:
Cost of sales	-	446,212	235,000	(4)	681,212
Selling, general and administrative expenses	171,946	64,141			236,087
Intangible impairment charge	2,500,000	-			2,500,000
Total Costs and Expenses	2,671,946	510,353			3,417,299

Income (loss) from operations	(2,671,946)	57,652			(2,849,294)

Other income (expense):
Interest expense	-	(12,240)			(12,240)

Income (loss) before provision for income taxes	(2,671,946)	45,412			(2,861,534)

Provision for income taxes	-	-			-

Net loss	$(2,671,946)	$45,412			$(2,861,534)

Net loss per common share-basic and diluted	$(0.14)				$(0.15)

Weighted average common shares outstanding - basic and diluted	19,212,018		250,000	(1)	19,462,018

Other Comprehensive Income (Loss):

Net loss	$(2,671,946)				$(2,861,534)

Foreign currency translation adjustment	(2,155)				(2,155)

Total Comprehensive Income (Loss)	$(2,674,101)				$(2,863,689)

See Notes to Unaudited Pro Forma Combined Financial Statements

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NUTRIBAND INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

July 31, 2018 (UNAUDITED)

1.	Basis of Presentation

Pursuant to the Stock Purchase Agreement with 4P Therapeutics, LLC, (“4P”) a Delaware limited liability company, 4P agreed to sell, and Nutriband agreed to purchase 100% of the assets associated with 4P’s business including fixed assets and intellectual property.

These unaudited pro forma combined financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in US dollars. These pro forma statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent financial statements of the Company and 4P.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma combined statement of operations, expected to have a continuing impact on the combined results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, “Business Combinations”. As the acquirer for accounting purposes, the Company has estimated the fair value of 4P’s assets acquired and liabilities assumed.

These pro forma financial statements have been compiled from and include:

(a)	An unaudited pro forma balance sheet combining the unaudited interim balance sheet of the Company as of July 31, 2018, with the unaudited balance sheet of 4P as of June 30, 2018, giving effect to the transaction as if it occurred on July 31, 2018.

(b)	An unaudited pro forma statement of operations combining the audited annual statement of operations of the Company for the year ended January 31, 2018, with the audited statement of operations of 4P for the year ended December 31, 2017, giving effect to the transaction as if it occurred on February 1, 2017.

(c)	An unaudited pro forma statement of operations combining the unaudited interim statement of operations of the Company for the six months ended July 31, 2018, with the unaudited interim statement of operations of 4P for the six months ended June 30, 2018, giving effect to the transaction as if it occurred February 1, 2018.

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The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of the Company for the year ended January 31, 2018. Based on the review of the accounting policies of 4P, it is the Company’s managements opinion that there are no material accounting differences between the accounting policies of the Company and 4P. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

2.	Proposed Transaction

The purchase price paid by the Company for the fixed assets and intellectual property associated with 4P amounted to the issuance of 250,000 shares valued at $1,850,000 of the Company’s common stock and the payment in cash of $400,000.

3.	Preliminary Purchase Price Allocation

The Company has performed a preliminary analysis of the fair value of 4P’s assets. The following table summarizes the allocation of preliminary purchase price as of the acquisition date:

Purchase Price
Cash	$400,000
Common stock	1,850,000
Total Purchase Price	$2,250,000

Allocation of purchase price
Fixed assets	$100,000
Customer list	650,000
Intelletual property	1,500,000
$2,250,000

The preliminary purchase price allocation has been used to prepare pro form adjustments in the pro forma balance sheet and pro forma statement of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculation. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments.

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4.	Pro forma Adjustments

(1)	Represents the payment of $400,000 and 250,000 shares valued at $1,850,000 to 4P.

(2)	Represents the assets and liabilities not included in the transaction that have been transferred and assumed by the owners of 4P.

(3)	Reflects the adjustment of historical intangible assets and fixed assets acquired by the Company to their estimated fair values.

(4)	Represents the net increase in depreciation and amortization expense on the revalued equipment and intangible assets.

5.	Pro Forma Loss Per Share

The following table sets forth the computation of pro forma basic and diluted loss per share for the six months ended July 31, 2018 and the year ended January 31, 2018.

	Six Months	Year
	Ended	Ended
	July 31, 2018	January 31, 2018
Pro forma loss for the period	$(2,421,931)	$(2,861,534)

Basic and diluted-weighted average number of shares outstanding	21,061,625	19,462,018

Pro forma loss per share - Basic and diluted	$(0.11)	$(0.15)

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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: October 31, 2018	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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